                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY

                                AMENDMENT NO. 2

            AMENDMENT NO. 2 dated as of August 6, 2004 to the Credit Agreement dated as of March 7, 2003 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between LAMAR MEDIA CORP. (the "Borrower"), the SUBSIDIARY GUARANTORS party thereto (the "Subsidiary Guarantors"), the lenders party thereto and JPMORGAN CHASE BANK, as administrative agent for the lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Borrower, and the Administrative Agent pursuant to authority granted by, and having obtained all necessary consents of, (i) the Required Lenders (not including the Tranche C Lenders) and (ii) the Required Tranche A Lenders party to the Credit Agreement (such Required Lenders and Required Tranche A Lenders being herein referred to as the "Required Amendment Lenders"), wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

            2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

            2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Section 1.01) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Section 1.01):

            "Amendment No. 2 Effective Date" means the date upon which the conditions precedent set forth in Section 4 of Amendment No. 2 hereto shall have been satisfied or waived.

            "Incremental Loan Commitment" means, with respect to each Lender, the amount of the offer of such Lender to make Incremental Loans of any Series that is accepted by the Borrower in accordance with the provisions of Section 2.01(d), as such amount may be (a) reduced from time to time pursuant to Sections 2.07 and 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section
      10.04. The aggregate amount of the Incremental Loan Commitments of all

                                 Amendment No. 2

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                                       -2-

      Series shall not exceed $500,000,000, provided that, in addition to and without utilizing such limit, (A) pursuant to Amendment No. 1 dated as of January 28, 2004 to the Credit Agreement, the Borrower previously established the Tranche C Commitments and (B) on the Amendment No. 2 Effective Date the Borrower shall establish a Series of Incremental Loan Commitments (designated as Tranche D Commitments) which Commitments shall either (x) provide that the proceeds of any Incremental Loans made under such Tranche D Commitments are required to be applied to the payment or prepayment of principal of Tranche C Term Loans outstanding hereunder on the date such Incremental Loans are made or (y) provide, as to any Incremental Loan Lender that wishes to hold Incremental Loans made under such Tranche D Commitments and that also holds Tranche C Term Loans that such Lender may elect, by notice to the Administrative Agent, to convert existing Tranche C Term Loans held by it into Incremental Loans of such Series.

            "Term Loans" means the Tranche A Term Loans, the Additional Tranche A Term Loans and the Tranche C Term Loans.

            2.03. Incremental Loans. Section 2.01(d) of the Credit Agreement shall be amended in its entirety to read as follows:

            "(d) Incremental Loans. In addition to Borrowings of Revolving Credit Loans and Term Loans pursuant to paragraphs (a), (b) and (c) above, at any time and from time to time, the Borrower may request that the Lenders (or other financial institutions agreed to by the Borrower and the Administrative Agent) offer to enter into commitments to make additional term loans (each such loan being herein called an "Incremental Loan") under this paragraph (d). In the event that one or more of the Lenders (or such other financial institutions) offer, in their sole discretion, to enter into such commitments, and such Lenders (or financial institutions) and the Borrower agree as to the amount of such commitments that shall be allocated to the respective Lenders (or financial institutions) making such offers and the fees (if any) to be payable by the Borrower in connection therewith, such Lenders (or financial institutions) shall become obligated to make Incremental Loans under this Agreement in an amount equal to the amount of their respective Incremental Loan Commitments (and such financial institutions shall become "Incremental Loan Lenders" hereunder). The Incremental Loans to be made pursuant to any such agreement between the Borrower and one or more Lenders (including any such new Lenders) in response to any such request by the Borrower shall be deemed to be a separate "Series" of Incremental Loans for all purposes of this Agreement. Anything herein to the contrary notwithstanding, (i) the minimum aggregate principal amount of Incremental Loan Commitments entered into pursuant to any such request (and, accordingly, the minimum aggregate principal amount of any Series of Incremental Loans) shall be $10,000,000 and (ii) the aggregate principal amount of all Incremental Loan Commitments and all outstanding Series of Incremental Loans shall not exceed $500,000,000; provided that (A) the Incremental Loans (designated Tranche D Term Loans) made upon the Amendment No. 2 Effective Date and the Tranche C Term Loans shall be in addition to and not utilize such $500,000,000 limit, so long as the requirements set forth in the last sentence of the definition of "Incremental Loan Commitment" in Section
      1.01 shall be satisfied in respect

                                 Amendment No. 2

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                                       -3-

      of such Loans and (B) the Additional Tranche Term A Loans made upon the Amendment No. 1 Effective Date shall not be deemed to be Incremental Loans for any purpose of this Agreement.

            Following the acceptance by the Borrower of the offers made by any one or more Lenders to make any Series of Incremental Loans pursuant to the foregoing provisions of this paragraph (d), each Incremental Loan Lender in respect of such Series of Incremental Loans severally agrees, on the terms and conditions of this Agreement, to make such Incremental Loans to the Borrower during the period from and including the date of such acceptance to and including the commitment termination date specified in the agreement entered into with respect to such Series in an aggregate principal amount up to but not exceeding the amount of the Incremental Loan Commitment of such Incremental Loan Lender in respect of such Series as in effect from time to time. The Incremental Loans (designated Tranche D Term Loans) upon the Amendment No. 2 Effective Date, may, at the option of an Incremental Loan Lender, be made through the conversion of existing Tranche C Term Loans into Incremental Loans of such Series as provided in the last sentence of the definition of "Incremental Loan Commitment" in
      Section 1.01 (and each reference in this Agreement to the making of any such Incremental Loans or words of similar import, shall in the case of such Lender be deemed to include such conversion). Thereafter, subject to the terms and conditions of this Agreement, the Borrower may convert Incremental Loans of such Series of one Type into Incremental Loans of such Series of another Type (as provided in Section 2.06) or continue Incremental Loans of such Series of one Type as Incremental Loans of such Series of the same Type (as provided in Section 2.06). Incremental Loans of any Series that are prepaid may not be reborrowed as Incremental Loans of the same Series.

            Proceeds of Incremental Loans shall be available for any use permitted under the applicable provisions of Section 6.09."

            Section 3. Representations and Warranties. The Borrower and each Subsidiary Guarantor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, as of the date hereof and the Amendment No. 2 Effective Date, that (i) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 2 and (ii) no Default or Event of Default has occurred and is continuing.

            Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof, shall become effective as of the date hereof upon satisfaction of the following conditions:

            (a) the Administrative Agent (or Special Counsel) shall have received executed counterparts of this Amendment No. 2 from the Borrower, each Subsidiary Guarantor and Holdings, and from the Administrative Agent pursuant to authority granted by, and

                                 Amendment No. 2

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                                       -4-

      having obtained all necessary consents of, (i) the Required Lenders (not including the Tranche C Lenders) and (ii) the Required Tranche A Lenders party to the Credit Agreement; and

            (b) to the extent Tranche C Term Loans have not been converted into Tranche D Term Loans, the principal of and interest on and all other amounts (including any amounts payable under Section 2.14 of the Credit Agreement) owing in respect of the Tranche C Term Loans shall have been prepaid in full from funds available to the Borrower, the proceeds of the a new Series of Incremental Loans (designated as Tranche D Term Loans) made under the Credit Agreement concurrently with the effectiveness of the amendments contemplated by this Amendment No. 2 (and, in that connection, the Required Tranche A Lenders by authorizing the Administrative Agent to execute and deliver this Amendment No. 2 have consented to the Tranche C Term Loans being so paid in full without concurrently prepaying any of the Tranche A Term Loans as otherwise required by Section 2.09(a) of the Credit Agreement).

            Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

                                 Amendment No. 2

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                                       -5-

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

                                  LAMAR MEDIA CORP.

                                  By: /s/ Keith A. Istre
                                      -------------------
                                      Title:

                             SUBSIDIARY GUARANTORS

                                  LAMAR ADVERTISING OF COLORADO SPRINGS,
                                    INC.
                                  LAMAR TEXAS GENERAL PARTNER, INC.
                                  TLC PROPERTIES, INC.
                                  TLC PROPERTIES II, INC.
                                  LAMAR PENSACOLA TRANSIT, INC.
                                  LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                  NEBRASKA LOGOS, INC.
                                  OHIO LOGOS, INC.
                                  UTAH LOGOS, INC.
                                  SOUTH CAROLINA LOGOS, INC.
                                  MINNESOTA LOGOS, INC.
                                  MICHIGAN LOGOS, INC.
                                  FLORIDA LOGOS, INC.
                                  NEVADA LOGOS, INC.
                                  TENNESSEE LOGOS, INC.
                                  KANSAS LOGOS, INC.
                                  COLORADO LOGOS, INC.
                                  NEW MEXICO LOGOS, INC.
                                  CANADIAN TODS LIMITED
                                  LAMAR ADVERTISING OF MICHIGAN, INC.
                                  LAMAR ELECTRICAL, INC.
                                  AMERICAN SIGNS, INC.
                                  LAMAR OCI NORTH CORPORATION
                                  LAMAR OCI SOUTH CORPORATION
                                  LAMAR ADVERTISING OF KENTUCKY, INC.
                                  LAMAR FLORIDA, INC.
                                  LAMAR ADVAN, INC.
                                  LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
                                  LAMAR CENTRAL OUTDOOR, INC.
                                  LAMAR ADVANTAGE HOLDING COMPANY
                                  LAMAR OHIO OUTDOOR HOLDING CORP.

                                 Amendment No. 2

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                                       -6-

                                  LAMAR BENCHES, INC.
                                  LAMAR I-40 WEST, INC.
                                  LAMAR ADVERTISING OF OKLAHOMA, INC.
                                  LAMAR OKLAHOMA HOLDING COMPANY, INC.
                                  HARDIN DEVELOPMENT CORPORATION
                                  PARSONS DEVELOPMENT COMPANY
                                  REVOLUTION OUTDOOR ADVERTISING, INC.
                                  OUTDOOR MARKETING SYSTEMS, INC.
                                  LAMAR ADVERTISING SOUTHWEST, INC.
                                  LAMAR DOA TENNESSEE HOLDINGS, INC.
                                  LAMAR DOA TENNESSEE, INC.
                                  TRANS WEST OUTDOOR ADVERTISING, INC.
                                  PREMERE OUTDOOR, INC.
                                  HAM DEVELOPMENT CORPORATION
                                  10 OUTDOOR ADVERTISING, INC.
                                  LAMAR CALIFORNIA ACQUISITION CORPORATION
                                  LAMAR CANADIAN OUTDOOR COMPANY

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President-Finance and
                                      Chief Financial Officer

                                 Amendment No. 2

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                                       -7-

                                  MISSOURI LOGOS, LLC
                                  KENTUCKY LOGOS, LLC
                                  OKLAHOMA LOGOS, L.L.C.
                                  MISSISSIPPI LOGOS, L.L.C.
                                  DELAWARE LOGOS, L.L.C.
                                  NEW JERSEY LOGOS, L.L.C.
                                  GEORGIA LOGOS, LLC
                                  VIRGINIA LOGOS, LLC
                                  MAINE LOGOS, L.L.C.
                                  WASHINGTON LOGOS, L.L.C.

                                  By: Interstate Logos, L.L.C.
                                  Its: Managing Member
                                  By: Lamar Media Corp., Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                  INTERSTATE LOGOS, L.L.C.

                                  By: Lamar Media Corp.,
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                 Amendment No. 2

                                  LAMAR ADVERTISING OF PENN, LLC
                                  LAMAR ADVERTISING OF LOUISIANA, L.L.C.
                                  LAMAR TENNESSEE, L.L.C.
                                  LAMAR AIR, L.L.C.
                                  LC BILLBOARD, L.L.C.
                                  ADVANTAGE ADVERTISING, LLC

                                  By: The Lamar Company, L.L.C.
                                  Its: Managing Member
                                  By: Lamar Media Corp.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                  THE LAMAR COMPANY, L.L.C.

                                  By: Lamar Media Corp.,
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                  LAMAR TEXAS LIMITED PARTNERSHIP

                                  By: Lamar Texas General Partner, Inc.
                                  Its: General Partner

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                 Amendment No. 2

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                                      -9-

                                  TLC PROPERTIES, L.L.C.
                                  TLC FARMS, L.L.C.

                                  By: TLC Properties, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                  OUTDOOR PROMOTIONS WEST, LLC
                                  TRANSIT AMERICA LAS VEGAS, L.L.C.
                                  LAMAR TRANSIT ADVERTISING OF NEW
                                    ORLEANS, LLC
                                  TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                  By: Triumph Outdoor Holdings, LLC
                                  Its: Managing Member
                                  By: Lamar Central Outdoor, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                  TRIUMPH OUTDOOR HOLDINGS, LLC
                                  LAMAR ADVANTAGE GP COMPANY, LLC
                                  LAMAR ADVANTAGE LP COMPANY, LLC

                                  By: Lamar Central Outdoor, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                 Amendment No. 2

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                                      -10-

                                  LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

                                  By: Lamar Advantage GP Company, LLC
                                  Its: General Partner
                                  By: Lamar Central Outdoor, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                  LAMAR T.T.R., L.L.C.

                                  By: Lamar Advertising of Youngstown, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                  TEXAS LOGOS, L.P.

                                  By: Oklahoma Logos, L.L.C.
                                  Its: General Partner
                                  By: Interstate Logos, L.L.C.
                                  Its: Managing Member
                                  By: Lamar Media Corp.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                 Amendment No. 2

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                                      -11-

                                  OUTDOOR MARKETING SYSTEMS, L.L.C.

                                  By: Outdoor Marketing Systems, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                  STOKELY AD AGENCY, L.L.C.

                                  By: Lamar Central Outdoor, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Keith A. Istre
                                      Vice President - Finance and
                                      Chief Financial Officer

                                        ADMINISTRATIVE AGENT

                                        JPMORGAN CHASE BANK

                                         By: ______________________________
                                             Name:
                                             Title:

                                 Amendment No. 2

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                                      -11-

                                  ADMINISTRATIVE AGENT

                                  JPMORGAN CHASE BANK

                                  By: /s/ Joan M. Fitzgibbon
                                      --------------------------------
                                      Name: Joan M. Fitzgibbon
                                      Title: Managing Director

            By its signature below, the undersigned hereby consents to the foregoing Amendment No. 2 and confirms its obligations under the Holdings Guaranty and Pledge Agreement.

                                  LAMAR ADVERTISING COMPANY

                                  By: ________________________________
                                      Name:
                                      Title:

                                 Amendment No. 2

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                                      -12-

            By its signature below; the undersigned hereby consents to the foregoing Amendment No. 2 and confirms its obligations under the Holdings Guaranty and Pledge Agreement.

                                  LAMAR ADVERTISING COMPANY

                                  By: /s/ Keith A. Istre
                                      --------------------------------
                                      Name:
                                      Title:

                                 Amendment No. 2